Defined Contribution Plan	12 Months Ended
Dec. 31, 2017
Postemployment Benefits [Abstract]
Defined Contribution Plan

Note 10. Defined Contribution Plan

The Company sponsors an employee retirement plan qualifying under Section 401(k) of the Internal Revenue Code for all eligible employees in the United States. Employees become eligible to contribute to the plan upon meeting certain age requirements and 30 days of service. Currently the company does not make any contributions to the plan.